UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2012

_______________________________

ACRO , INC.

(Exact name of registrant as specified in its charter)

_______________________________

Nevada	000-50482	98-0377767
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1 Ben Gurion Street, Bnei Israel
(Address of Principal Executive Offices) (Zip Code)

011-972-73-7963851
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(Former Name or former Address, if Changed Since Last Report)

Item 1.01 – Entry Into a Material Definitive Agreement.

On December 18, 2012, ACRO, Inc. entered into a consulting agreement with Top Alpha Capital (“TAC”), an Israeli company and ACRO’s controlling shareholder, pursuant to which TAC shall provide consulting services to ACRO for six months. According to this agreement, TAC shall receive a monthly fee equal to 8.5% of ACRO’s outstanding common stock per month as compensation for its services. The agreement terminates on June 17, 2013

Mr. Asaf Porat, ACRO’s President and Chief Executive Officer, is an Affiliate of TAC.

The consulting agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(	c) Exhibits

2.1	Consulting Agreement dated December 18, 2012 by and between ACRO, Inc. and Top Alpha Capital.

Date: December 19, 2012	ACRO, Inc
	By	/s/ Asaf Porat
Name: Asaf Porat Title: President and Chief Executive Officer